SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2003

PEREGRINE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22209	95-3773312

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, San Diego, California	92130

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (858) 481-5000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 9.	Regulation FD Disclosure

     On March 28, 2003, Peregrine Systems, Inc. (the “Company”) filed with United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) its Monthly Operating Report for January 2003 (the “Operating Report”). Exhibit 99.1 to this Current Report on Form 8-K contains the Operating Report. On March 28, 2003, Peregrine Remedy, Inc., a wholly-owned subsidiary of the Company (“Peregrine Remedy”), filed with the Bankruptcy Court its Monthly Operating Report for January 2003 (the “Peregrine Remedy Operating Report”). Exhibit 99.2 to this Current Report on Form 8-K contains the Peregrine Remedy Operating Report.

     The Operating Report and Peregrine Remedy Operating Report are hereinafter referred to as the “Operating Reports.”

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report (including the Operating Reports submitted herewith as exhibits) is furnished pursuant to Item 9 of Form 8-K. Accordingly, the information in this report: (a) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not otherwise be subject to liabilities of that section, and (b) shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), except as shall be expressly set forth in such filing.

     This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

     The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information and are in a format prescribed by the applicable bankruptcy law. The Operating Reports are not prepared in accordance with generally accepted accounting principles (“GAAP”) and do not accurately reflect the condition of the Company on a GAAP-basis. The Operating Reports are not presented on a consolidated basis and therefore do not present the consolidated results of the Company and its subsidiaries. Additionally, the Company notes that certain corporate costs are paid for by the parent company for the benefit of its subsidiaries and that revenues in the Company’s industry frequently vary significantly from month-to-month and may not reflect anticipated revenue in future periods. The Operating Reports may be subject to revision. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company’s reports filed pursuant to the Exchange Act.

     Additionally, readers are cautioned that: (a) the Company has restated its financial statements for the years ended March 31, 2001 and 2000, but has not filed amended Annual Reports on Form 10-K for such periods; and (b) the Company has not filed with the Commission an Annual Report on Form 10-K for the year ended March 31, 2002 or Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002, September 30, 2002 or December 31, 2002. The Company is unable to predict at this time when such reports may be filed.

Cautionary Statement Regarding Forward Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company’s expected future financial position, results of operations, cash flows, restructuring and financing plans, audit results, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission.

*    *    *

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2003

PEREGRINE SYSTEMS, INC.

By:	/s/ Ken Sexton

Ken Sexton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Peregrine Systems, Inc. Monthly Operating Report

99.2	Peregrine Remedy, Inc. Monthly Operating Report